UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2025

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North 44th Street, Suite 700

Phoenix, Arizona 85008

(Address of principal executive offices, and zip code)

(602) 685-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) c

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 4, 2025, Mesa Air Group, Inc., a Nevada corporation (the “Company” or “Mesa”), entered into the Agreement, Plan of Conversion and Plan of Merger (the “Merger Agreement”), by and between the Company and Republic Airways Holdings Inc., a Delaware corporation (“Republic”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Republic will merge (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation and renamed “Republic Airways Holdings Inc.” (the “Surviving Corporation”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

In connection with the Merger, the Company held a special meeting of stockholders on November 17, 2025 (the “Mesa Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus, dated September 30, 2025, as filed with the Securities and Exchange Commission (the “SEC”). The final voting results for each of the proposals are set forth below. As of the close of business on October 2, 2025, the record date for the Mesa Special Meeting, there were 41,879,859 shares of the Company’s common stock outstanding and entitled to vote at the Mesa Special Meeting, and 29,918,869 shares of the Company’s common stock were represented in person or by proxy at the Mesa Special Meeting, which number constituted a quorum.

1. Approval of all transactions contemplated by the Merger Agreement, including the Merger and the conversion of the Company from a Nevada corporation to a Delaware corporation pursuant to the Plan of Conversion (the “Merger Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,695,963	185,635	37,271	0

The Merger Proposal required the affirmative vote of a majority of the outstanding shares entitled to vote thereon and was approved.

2. Approval, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), of (i) the issuance of shares of common stock of the Company representing more than 20% of the shares of common stock of the Company outstanding immediately prior to the Merger (a) to stockholders of Republic pursuant to the terms of the Merger Agreement and (b) in respect of the Escrow Shares (as defined in the Merger Agreement), to be ultimately distributed to one or more of United Airlines, Inc., the Surviving Corporation or the Pre-Merger Mesa Shareholders (as defined in the Merger Agreement) pursuant to the Merger Agreement and the Three Party Agreement, dated April 4, 2025, by and among the Company, Mesa Airlines, Inc., United Airlines, Inc., a Delaware corporation, Republic, and Mesa Shareholder Representative, LLC, and (ii) the change of control arising from the issuance of shares in connection with the Merger and the Escrow Issuance (the “Nasdaq Stock Issuance Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,263,853	459,730	195,286	0

The Nasdaq Stock Issuance Proposal required the affirmative vote of the majority of the votes cast and was approved.

3. Approval, on an advisory (non-binding) basis, of certain compensation payments that will or may be made by the Company to its named executive officers in connection with the Merger (the “Advisory Compensation Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,517,773	2,226,406	5,174,690	0

The Advisory Compensation Proposal required the affirmative vote of a majority of the votes cast and was approved.

4. Approval of the Republic 2025 Equity Incentive Plan (the “Equity Plan Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,518,097	1,365,335	1,035,437	0

The Equity Plan Proposal required the affirmative vote of a majority of the votes cast and was approved.

5. Approval of an adjournment of the Mesa Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the Merger Proposal, Nasdaq Stock Issuance Proposal, Advisory Compensation Proposal or Equity Plan Proposal (the “Adjournment Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,842,673	762,905	313,291	0

The Adjournment Proposal required the affirmative vote of a majority of the shares entitled to vote at the Mesa Special Meeting. Although sufficient votes were obtained to approve the Merger Proposal, Nasdaq Stock Issuance Proposal, Advisory Compensation Proposal and Equity Plan Proposal, the Adjournment Proposal was also approved by the requisite vote.

No other proposals were submitted to a vote of the Company’s stockholders at the Mesa Special Meeting.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute, or form a part of, a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the proposed merger involving Mesa and Republic. In connection with the proposed transaction, Mesa has filed with the SEC a Form S-4/S-1 Registration Statement, which has been declared effective by the SEC and includes a proxy statement on Schedule 14A and prospectus (the “proxy statement/prospectus”). Promptly after filing the proxy statement/prospectus with the SEC on October 2, 2025, Mesa commenced mailing of the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MESA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MESA FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus and any other documents filed by Mesa with the SEC (when available) may be obtained free of charge at the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Mesa’s website at https://investor.mesa-air.com/.

Participants in the Solicitation

Mesa and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Mesa’s stockholders with respect to the Merger. Information about Mesa’s directors and executive officers and their ownership of Mesa’s securities is set forth in Mesa’s Form 10-K/A, filed with the SEC on July 11, 2025, and subsequent documents filed with the SEC.

Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

Forward-Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding the Merger. Words such as “future,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “may,” “might,” “predict,” “will,” “would,” “should,” “could,” “can,” “may,” or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements.

The forward-looking statements contained in this Current Report on Form 8-K reflect Mesa’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of Mesa, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement, which risks and uncertainties include, but are not limited to: the ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the proposed transaction disrupts Mesa’s current plans and operations or diverts the attention of Mesa’s management or employees from ongoing business operations; the risk of potential difficulties with Mesa’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed transaction; the failure to realize the expected benefits of the proposed transaction; the risk that the proposed transaction may involve unexpected costs and/or unknown or inestimable liabilities; the risk that Mesa’s business may suffer as a result of uncertainty surrounding the proposed transaction; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of Mesa Common Stock; and Mesa’s compliance with Nasdaq listing requirements..

While forward-looking statements reflect Mesa’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. Mesa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause Mesa’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in Mesa’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on May 14, 2025, as amended by Form 10-K/A filed with the SEC on July 11, 2025, as updated by Mesa’s subsequent periodic reports filed, filed by the Company from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2025	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel